SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant [X]
Filed by party other than the registrant  [_]

Check the appropriate box:
[ ]      Preliminary proxy statement
[X]      Definitive proxy statement
[ ]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        LIFESTREAM TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                        LIFESTREAM TECHNOLOGIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[ ]      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6j(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(45) and
         0-11
[X]      No fee required

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)      Proposed maximum aggregate value of transaction:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, schedule or registration statement no.:

(3)      Filing party:

(4)      Date filed:

                          LIFESTREAM TECHNOLOGIES, INC.
                           515 Pine Street, Suite 200
                             Sandpoint, Idaho 83864

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To be held on June 18, 1998



TO THE STOCKHOLDERS OF LIFESTREAM TECHNOLOGIES, INC.

PLEASE TAKE NOTICE that the 1998 Annual Meeting of Stockholders of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), will be held at Hayden Lake Country Club located at 1800 Bozanta Drive, Hayden Lake, Idaho, on June 18, 1998 at 8:30 A.M., Local Time, or at any and all adjournments thereof, for the following purposes:

         1. To elect five (5) members to the Company's Board of Directors to hold office until the Company's 1999 Annual Meeting of Shareholders or until their successors are duly elected and qualified;and

         2.       To adopt the Company's 1998 Stock Option Plan; and

         3.       To ratify the appointment of independent auditors; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Proxy Statement dated May 28, 1998 is attached.

         The Board of Directors has fixed the close of business on May 18, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. The financial statements of the Company for the fiscal year ended December 31, 1997 are contained in the accompanying Annual Report on Form 10-KSB. The Annual Report does not form any part of the material for the solicitation of proxies. Stockholders who do not expect to be present at the meeting are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                        BY ORDER OF THE BOARD OF DIRECTORS,

                        /s/ Christopher Maus
                        -------------------------------------------------------
                        Christopher Maus, Director, Chief Executive Officer, President and Acting Chairman of the Board of Directors
Sandpoint, Idaho
May 28, 1998

         THIS IS AN IMPORTANT MEETING, AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND IN PERSON ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AT THEIR EARLIEST CONVENIENCE. PROMPTNESS IN RETURNING THE EXECUTED PROXY CARD WILL BE APPRECIATED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          LIFESTREAM TECHNOLOGIES, INC.
                           515 Pine Street, Suite 200
                             Sandpoint, Idaho 83864

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF STOCKHOLDERS

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Stockholders ("Annual Meeting") to be held at Hayden Lake Country Club located at 1800 Bozanta Drive, Hayden Lake, Idaho, on June 18, 1998, at 8:30 A.M., Local Time, or at any and all adjournments thereof. The cost of this solicitation will be borne by the Company. Directors, officers and employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 1997 ("Fiscal 1997"), is being mailed together with this Proxy Statement and form of Proxy. The date of mailing of this Proxy Statement and form of Proxy is approximately May 28, 1998.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         In accordance with the By-Laws of the Company, the Board of Directors has fixed the close of business on May 18, 1998, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record on that date will be entitled to vote. A stockholder who submits a proxy on the accompanying form has the power to revoke it by notice of revocation directed to the proxy holders of the Company at any time before it is voted. Unless authority is withheld in writing, proxies which are properly executed will be voted for the proposals thereon. Although a stockholder may have given a proxy, such stockholder may nevertheless attend the meeting, revoke the proxy and vote in person. The election of the directors nominated requires the affirmative vote of a plurality of the shares of the Company's common Stock voting at the Annual Meeting in person or by proxy. The approval of the Company's 1998 Stock Option Plan and the ratification of the appointment of the Company's auditors will require the affirmative vote of a majority of the shares of the Company's Common Stock voting at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws.

         As of May 18, 1998, the record date for determining the stockholders of the Company entitled to vote at the Annual Meeting, approximately 8,557,829 shares of the common stock of the Company, $.001 par value ("Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum and have the effect of a negative vote on the approval of the Amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock. Abstentions and broker non-votes have no effect for the election of directors, on the amendment to the 1998 Stock Option Plan or the ratification of the Company's auditors.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the Company's Common Stock beneficially owned at May 18, 1998 by (i) each person who is known by the Company to own beneficially or exercise voting or dispositive control over 5% or more the Company's Common Stock on the record date; (ii) each of the Company's Officers and Directors; and (iii) all Officers and Directors (and nominees) as a group. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Except as otherwise indicated the business address for the persons set forth below is 515 Pine Street, Suite 200, Sandpoint, Idaho 83864. At May 18, 1998, there were 8,557,829 shares of Common Stock of the Company outstanding.

                                                              Amount
                                                              Nature of                          Percent
Name and Address                                              Beneficial                         of
of Beneficial Owner                                           Ownership(1)                       Class(2)
-------------------                                           -----------                        -------
Christopher Maus...................................           2,302,700(3)                            26.9%
William Gridley....................................           40,000(4)                                *
Robert Boyle.......................................           96,667(5)                                1.1%
Tim Mathers........................................           1,140,000                               13.3%
Michael Stranahan..................................           739,500(6)                               8.6%
Michael Crane......................................           266,666(7)                               3.1%
John Trenary.......................................           30,000(8)                                *
W. Terry Schreier..................................           328,333                                  3.8%
Officers & Directors
as a (Group 6 persons).............................           3,064,366(9)                            35.8%

------------------
*  Less than 1%.

(1) Based upon information furnished to the Company by the principal security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that such persons have sole voting and dispositive power with respect to their shares.

(2) Based on 8,557,829 shares of Common Stock outstanding as of May 18, 1998. Exclusive of (i) 660,912 shares of Common Stock reserved for issuance upon the exercise of outstanding options and (ii) up to 1,600,000 shares of Common Stock issuable pursuant to the terms of a private offering currently being conducted by the Company at $1.25 per share.

(3) Mr. Maus is Chief Executive Officer, President and a Director of the Company and also acting Chairman of the Board of Directors of the Company. Includes (i) 200,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 and exercisable for a period of five years thereafter at an exercise price of $1.25 per share. Excludes (i) 100,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 which options are exercisable upon the successful launch of Cholestron at an exercise price of $3.00 per share any time prior to April 10, 2006; and (ii) 100,000 shares of Common Stock issuable upon the exercise of options granted to Mr. Maus on April 10, 1998 which options are exercisable upon the Company achieving $1,000,000 in net profits at an exercise price of $5.00 per share any time prior to April 10, 2006.

(4) Mr. Gridley is a director of the Company. Includes 20,000 shares of stock issuable upon the exercise of options granted to Mr. Gridley on February 1, 1996, which options are exercisable through February 1, 1999 at an exercise price of $.20 per share. Such options were granted to Mr. Gridley upon being elected to the Board of Directors of the Company.

(5) Mr. Boyle is Secretary and Treasurer of the Company and a nominee for election to the Board of Directors of the Company.

(6) Includes 125,000 shares of Common Stock issuable upon the exercise of options which options are exercisable until March 1, 2000 at an exercise price of $1.25 per share.

(7) Mr. Crane is a nominee for election to the Board of Directors of the Company.

(8) Mr. Trenary is a nominee for election to the Board of Directors of the Company. Includes 30,000 shares of Common Stock issuable upon the exercise of options exercisable immediately and through September 1, 2000 at a price of $.50 per share.

(9)      See notes 2-8.

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten (10%) percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten (10%) stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

         The officers, directors and ten percent shareholders of the Company became obligated to file reports with the Commission as required by Section 16 of the Exchange Act on February 15th 1997. Notwithstanding, none of the individuals who were officers, directors or ten percent shareholders at that time, nor have any of the current officers, directors or ten percent shareholders have filed the reports required by Section 16 of the Exchange Act as of the date hereof.

         Mr. Christopher Maus, Mr. A. Terrence Schreier, Mr. William Gridley, Mr. David Klausmeyer and Mr. Robert Boyle, the officers and directors of the Company on February 15, 1997, were obligated to file initial statements of beneficial ownership on such date. Mr. Tim Mathers who was a principal shareholder of the Company at that time was also obligated to file such an initial statement of beneficial ownership on such date.

                              ELECTION OF DIRECTORS

         The Board of Directors is responsible for the overall affairs of the Company. Five individuals have been nominated to serve as Directors for the ensuing year or until their successors shall have been duly elected and qualified. Management does not contemplate that any of the nominees named in the table will be unable, or will decline, to serve; however, if any of the nominees are unable to serve or decline to serve, the persons named in the accompanying proxy may vote for another person, or persons, in their discretion. The following table sets forth certain information with respect to each nominee for election to the Board of Directors, including their current positions with the Company. A summary of the background and experience of each nominee is set forth in the paragraphs following the table.

                              Nominees For Election
                              ---------------------

                                             Current Position with
Name                             Age         the Company
----                             ---         ---------------------

Christopher Maus                 45          Chief Executive Officer,
                                             Director and President
Robert Boyle                     54          Secretary, Treasurer and Nominee
William Gridley                  58          Director
John Trenary                     53          Nominee for Director
Michael Crane                    44          Nominee for Director

         Christopher Maus has been Chief Executive Officer, President and a Director of the Company since its reorganization in February of 1994. From 1989 to 1994, Mr. Maus was a partner in the Lifestream Development Partnership engaged in product research and development and various pre-marketing and pre-production actions necessary to establish the basis for the Cholestron device.

         Robert Boyle joined the Company in April of 1996 as its secretary/treasurer. Since 1995, Mr. Boyle has been independently engaged in the practice of accounting and consulting. Between 1981 and 1995, Mr. Boyle served as a Partner and Director of a Northern California Certified Public Accounting firm.

         Michael Crane has been Chairman of the Board of Directors of Lochnau, Inc., a private investment company since 1993.

         William Gridley has been a Director of the Company since April 16, 1997. From 1993 to 1996, Mr. Gridley served as president and chief executive officer of Hymedix, Inc., a polymer chemicals company. Since 1997, Mr. Gridley has also served as the chairman of the board of directors of Hymedix, Inc.

         John Trenary served as president and chief executive officer of Thermoscan, Inc., a marketer of infa-red ear thermometers between 1991 and 1995. Since 1995, Mr. Trenary has been retired.

         There is no family relationship between any of the officers and directors.

         Upon being elected to the Board of Directors, individuals directors will receive 2,000 shares per month or an aggregate of 24,000 shares of the Company's Common Stock as compensation for their services as directors. Officers of the Company appointed by the Board of Directors receive the same number of shares as compensation in addition to any other compensation set forth herein. See "Executive Compensation."

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
     VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

Meetings and Committees of the Board of Directors

         During Fiscal 1997, the Company's Board of Directors acted one time by unanimous written consent and did not hold any meetings.

         In February 1997, Mr. Lowell Miller resigned as a Director of the Company. On April 16, 1998, Mr. A. Terrence Schreier was replaced as Chairman of the Board of Directors and Mr. David Klausmeyer resigned as a Director.

         The Company has constituted an Audit Committee and Compensation Committee. Until April 1997, the Compensation Committee consisted of Mssrs. Gridley, Schreier and Miller. Since that time the Audit Committee has consisted of Mssrs. Gridley, Trenary and Crane. Until April 1997, the Audit Committee consisted of Mssrs. Gridley, Schreirer and Klausmayer. Since that time, the Audit Committee has consisted of Messrs. Gridley and Trenary. Neither the Audit Committee nor the Compensation Committee met during fiscal 1997.

                             EXECUTIVE COMPENSATION

         The following table sets forth information relating to the compensation paid by the Company for the past three fiscal years to: (i) the Company's Chairman and Chief Executive Officer; and (ii) each of the Company's executive officers who earned more than $100,000 during Fiscal 1997 (collectively the "Named Executive Officers"):

                                                                               Options/                Other
Name and                                                                      SARS/Shares             Annual
Principal Position             Year            Salary       Bonus                 (#)              Compensation
------------------             ----            ------       -----             -----------          ------------
Christopher Maus               1997         $100,000          $-0-           20,000(2)                $-0-
 Acting Chairman of Board,     1996         $83,000-          $-0-                   0                $-0-
  President and
Chief Executive Officer (1)    1995         $-0-              $-0-                   0                $-0-

--------------

(1) Mr. Maus entered into an employment agreement with the Company in March 1996. Notwithstanding that Mr. Maus is entitled to receive a salary of $100,000 per year pursuant to that agreement, Mr. Maus elected to waive receipt of the salary, or any applicable portions thereof, for fiscal years 1996 and 1997.

(2) Mr. Maus received 20,000 shares of Common Stock from the Company as compensation for his position as officer and director of the Company during Fiscal 1997. See "Election of Directors."

Employment Agreements

         The Company executed an employment agreement with Mr. Maus in March 1996. The employment agreement renews annually if not terminated by either party. The agreement entitles Mr. Maus to a salary of $100,000 annually and six months severance pay in the event of termination.

Option Grants in Last Fiscal Year

         The Company did not grant any Stock Options to the Named Executive Officers during Fiscal 1997.

Option Exercises and Holdings

         The following table sets forth information with respect to the exercise of options to purchase shares of Common Stock during the fiscal year ended December 31, 1997 to each person named in the Summary Compensation Table and the unexercised options held as of the end of the 1997 fiscal year.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                   Value Realized
                                     Market Price                                            Value of Unexercised
                      Shares         at Exercise         Number of Unexercised            in the Money Options At
                     Acquired        Less Price              Options at FY-End                     FY-End(2)
  Name              on Exercise      Exercisable     Exercisable     Unexercisable     Exercisable         Unexercisable
  ----              -----------    --------------    -----------     -------------     -----------         -------------
Christopher Maus      250,000           $82,250              -0-             -0-              -0-            -0-

(1) The average bid and ask price of the Company's Common Stock as reported by the NASD OTC Bulletin Board for December 31, 1997 was $1.09.

(2)The average bid and ask price of the Common Stock at December 31, 1997 was $1.09. The average bid and ask price of the Company's Common Stock as of March 31, 1998 was $.84. The exercise price of the unexercised options held by Mr. Maus range between $1.25 and $5.00.

(3)On April 16, 1998, Mr. Maus was granted an option to purchase an aggregate of 200,000. See "Security Ownership of Certain Beneficial Owners and Management".

1993 Stock Option Plan

On June 8, 1992, the Board of Directors and a majority of the shareholders adopted, subject to approval by the stockholders, a stock option plan called the "1993 Stock Option Plan."

The Company has reserved 600,000 shares of its Common Stock for issuance upon the exercise of options to be granted or available for grant under an Incentive Stock Option Plan ("ISOP"). As more specifically set forth below, options granted under the ISOP fall within the meaning and conform to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the terms of the ISOP, all officers, employees, consultants, and advisors of the Company will be eligible for ISOs. The Board of Directors will determine in its discretion which persons will receive ISOs, the applicable vesting provisions, and the exercise term thereof. The terms and conditions of each option grant may differ and will be set forth in the optionee's individual incentive stock option agreement. As of May 18, 1998, no options has been granted under the 1993 Stock Option Plan.

Certain Relationships and Related Transactions

Christopher Maus, the President, Acting Chairman of the Board of Directors and a Director of the Company and Chief Executive Officer or the Company received various cash advances from the Company which were formalized into a promissory note executed in favor of the Company by Mr. Maus on December 31, 1995. The note matures upon demand by the Company and bears interest at 8% per annum until such time. The outstanding balance of the promissory note at December 31, 1997 and 1996, respectively, was $69,622 and $54,189.

                 PROPOSAL RELATING TO THE 1998 STOCK OPTION PLAN

On April 16, 1998, the Board of Directors adopted, subject to approval by the stockholders, a stock option plan called the "1998 Stock Option Plan (the "Plan")." The following summary describes features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Appendix A.

The Board of Directors have determined that the Plan will work to increase the employees', consultants' and non-employee directors' proprietary interest in the Company and to align more closely their interests with the interests of the Company's stockholders. The Plan will also maintain the Company's ability to attract and retain the services of experienced and highly qualified employees and non-employee directors. The Board of Directors believes that the Plan is in the Company's best interests and therefore recommends adoption of the Plan on essentially the terms and conditions as are set forth below.

Under the Plan, the Company has reserved an aggregate of 2,000,000 shares of Common Stock for issuance pursuant to options ("Plan Options") or stock appreciation rights ("SARs") granted under the Plan. The Plan will be administered by either the Board of Directors, or a committee of the Board of Directors (the "Committee"), of the Company including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

Plan Options granted under the Plan may either be options qualifying as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not so qualify ("Non-Qualified Options"). In addition, the Plan also allows for the inclusion of a credit assisted transaction provision ("Credit Provision"), which permits an eligible person to pay the exercise price of the Plan Option by obtaining credit from a creditor, approved by the [Committee], based on the shares underlying the Plan Options available to the eligible person upon exercise. Any Incentive Option granted under the Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of such grant, but the exercise price of any Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock must be at least 110% of such fair market value as determined on the date of the grant. The term of each Plan Option and the manner in which it may be exercised is determined by the Board of the Directors or the Committee, provided that no Plan Option may be exercisable more than 10 years after the date of its grant and, in the case of an Incentive Option granted to an eligible employee owning more than 10% of the Company's Common Stock, no more than five years after the date of the grant. The exercise price of Non-Qualified Options shall be determined by the Board of Directors or the Committee but in any case may not be less than 50% of the fair market value of a share of Common Stock on the date on which the NonQualified Option is granted. During any calendar year, no employee or consultant shall be granted any Plan Options or SARs, that in the aggregate would exceed 200,000 shares of Common Stock.

The number of shares of Common Stock as to which Stock Options and SARs may be granted, the number of shares covered by each outstanding Stock Option and SAR, and the price per share of each outstanding Stock Option or used in determining the amount payable upon exercise of each outstanding SAR shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive NonQualified Options under the Plan. Only officers, directors and employees of the Company who are employed by the Company or by any subsidiary thereof are eligible to receive Incentive Options.

All Plan Options are nonassignable and nontransferable, except by will or by the laws of descent and distribution, and during the lifetime of the optionee, may be exercised only by such optionee. If an optionee's employment is terminated for any reason, other than his death or disability or termination for cause, or if an optionee is not an employee of the Company but is a member of the Company's Board of Directors and his service as a director is terminated for any reason, other than death or disability, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or three months following the date of termination. If the optionee dies during the term of his employment, the Plan Option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the Plan Option or the date one year following the date of the optionee's death. If the optionee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, the Plan Option granted to him lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability.

The Board of Directors or Committee may amend, suspend or terminate the Plan at any time, except that no amendment shall be made which (i) increases the total number of shares subject to the Plan or changes the minimum purchase price therefor (except in either case in the event of adjustments due to changes in the Company's capitalization), (ii) affects outstanding Plan Options or any exercise right thereunder, (iii) extends the term of any Plan Option beyond ten years, or (iv) extends the termination date of the Plan. Unless the Plan shall theretofore have been suspended or terminated by the Board of Directors, the Plan shall terminate on June 18, 2008. Any such termination of the Plan shall not affect the validity of any Plan Options previously granted thereunder.

The following discussion is based on federal income tax laws and regulations in effect on March 31, 1995. It does not purport to be a complete description of the federal income tax consequences of the Plan, nor does it describe the consequences of state, local or foreign tax laws which may be applicable. Accordingly, any person receiving a grant under the Plan should consult with his own tax adviser.

An employee granted an Incentive Stock Option does not recognize taxable income either at the date of grant or at the date of its timely exercise. However, the excess of the fair market value of Common Stock received upon exercise of the Incentive Stock Option over the Option exercise price is an item of tax preference under Section 57(a)(3) of the Code and may be subject to the alternative minimum tax imposed by Section 55 of the Code. Upon disposition of stock acquired on exercise of an Incentive Stock Option, long-term capital gain or loss is recognized in an amount equal to the difference between the sales price and the Incentive Stock Option exercise price, provided that the option holder has not disposed of the stock within two years from the date of grant and within one year from the date of exercise. If the Incentive Stock Option holder disposes of the acquired stock (including the transfer of acquired stock in payment of the exercise price of an Incentive Stock Option) without complying with both of these holding period requirements ("Disqualifying Disposition"), the option holder will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the stock on the date the Incentive Stock Option is exercised (the value six months after the date of exercise may govern in the case of an employee whose sale of stock at a profit could subject him to suit under Section 16(b) of the Securities Exchange Act of
1934) or the amount realized on such Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the shares are held. In the event of a Disqualifying Disposition, the Incentive Stock Option tax preference described above may not apply (although, where the Disqualifying Disposition occurs subsequent to the year the Incentive Stock Option is exercised, it may be necessary for the employee to amend his return to eliminate the tax preference item previously reported). The Company and its subsidiaries are not entitled to a tax deduction upon either exercise of an Incentive Stock Option or disposition of stock acquired pursuant to such an exercise, except to the extent that the Option holder recognized ordinary income in a Disqualifying Disposition.

In respect to the holder of Non-Qualified Options, the option holder does not recognize taxable income on the date of the grant of the Non-Qualified Option, but recognizes ordinary income generally at the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. However, if the holder of Non-Qualified Options is subject to the restrictions on resale of Common Stock under Section 16 of the Securities Exchange Act of 1944, such person generally recognizes ordinary income at the end of the six-month period following the date of exercise in the amount of the difference between the option exercise price and the fair market value of the Common Stock at the end of the six-month period. Nevertheless, such holder may elect within 30 days after the date of exercise to recognize ordinary income as of the date of exercise. The amount of ordinary income recognized by the option holder is deductible by the Company in the year that income is recognized.

If the Plan is approved by the stockholders, the Company will not have granted any Plan Options or SARs thereunder.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
              VOTE "FOR" THE ADOPTION OF THE 1998 STOCK OPTION PLAN

                      APPOINTMENT OF THE COMPANY'S AUDITORS


The Board of Directors has approved an recommends the appointment of BDO Seidman LLP as independent auditors of the Company for the fiscal year ended December 31, 1998, will be ratified. Although the Board of Directors of the Company is submitting the appointment of BDO Seidman LLP for stockholder approval, it reserves the right to change the selection of BDO Seidman LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                 VOTE "FOR" THE RATIFICATION OF BDO SEIDMAN LLP
                     AS INDEPENDENT AUDITORS FOR THE COMPANY
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON


The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.


                 STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS


Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders of the Company must be received by the Company, at its principal executive offices not later than April 1, 1999 for inclusion in the Proxy Statement and Proxy relating to the 1999 Annual Meeting of Stockholders.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT


A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, has been included in this Proxy Statement, but is exclusive of certain exhibits filed therewith, including related exhibits as filed with the Securities and Exchange Commission. These exhibits are available without charge to stockholders upon request to Christopher Maus, President or Harvey Rosenberg, manager of stockholder relations.

                           BY ORDER OF THE BOARD OF DIRECTORS


                           /s/ Christopher Maus
                           ----------------------------------------------------
                           Christopher Maus, Director, Chief Executive Officer, President and Acting Chairman of the Board of Directors



Sandpoint, Idaho
May 28, 1998

                                   ADDENDUM A

                          LIFESTREAM TECHNOLOGIES, INC.
                             1998 STOCK OPTION PLAN


1.       Purpose

         This Lifestream Technologies, Inc. 1998 STOCK OPTION PLAN (the or this "Plan") provides for the grant of Stock Options and stock appreciation rights ("SARs") to employees and consultants of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), and its present and future subsidiaries (a "Subsidiary"), as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), in order to advance the interests of the Company and its subsidiaries through the motivation, attraction and retention of key personnel and consultants.

2.       Incentive Stock Options and Non-Qualified Stock Options

         The Stock Options granted under the Plan may be either Incentive Stock Options ("ISOs") which are intended to be "Incentive Stock Options" as that term is defined in Section 422 of the Code; or non-qualified stock options ("NSOs") which are intended to be options that do not qualify as "Incentive Stock Options" under Section 422 of the Code.

         All Stock Options shall be ISOs unless the Option Agreement clearly designates the Stock Options granted thereunder, or a specified portion thereof, as NSOs. Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

         Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Stock Options shall apply to ISOs and NSOs. As used herein "Stock Incentives" refers to ISOs, NSOs and SARs.

3.       Administration

         The Plan shall be administered by the Board of Directors of the Company or a committee (the "Committee") of two or more members of the Board of Directors. As used herein, any reference to the Committee shall be deemed to refer to either the Board or the Committee, whichever is appropriate. The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and any Stock Incentives granted thereunder, and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Code or in order that Stock Options that are intended to be ISOs will be classified as ISOs under the Code, or in order to conform to any regulation or to any law or change in any law or regulation applicable thereto.

         All actions taken and all determinations and interpretations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

4.       Certain Definitions

         4.1 "Common Stock." Common Stock means authorized but unissued or reacquired Common Stock of the Company.

         4.2 "Corporate Transaction." "Corporate Transaction" shall mean one or more of the following transactions, unless persons who were holders of securities issued by the Company which are outstanding immediately prior to such transaction are (based on such holdings of securities of the Company) holders of more than 50% of the outstanding voting common stock of the surviving or acquiring entity (or equivalent equity interest if the entity is not a corporation): (i) a merger or consolidation; (ii) a share exchange (with or without a stockholder vote) in which 95% or more of the outstanding capital stock of the Company is exchanged for capital stock of another corporation; or
(iii) the sale, transfer or other disposition of all or substantially all of the Company's assets. In determining whether more than 50% of the voting common stock is so held: (i) convertible preferred stock shall be calculated on an "as converted" basis; (ii) convertible debt shall be calculated on an "as exchanged" basis; and (iii) warrants, options and other purchase rights shall not be counted for any purpose.

         4.3 "Employee." An Employee is an employee of the Company or any Subsidiary.

         4.4 "Fair Market Value." If the Common Stock is traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock on any date shall be the closing price, as quoted on the Nasdaq National Market for the date in question, or, if the Common Stock is listed on a national stock exchange, the closing price on such exchange on the date in question. If the Common Stock is not traded on the Nasdaq National Market or on such an exchange, the Fair Market Value of a share of Common Stock on any date, or the method for determining such value, shall be determined in good faith by the Committee.

         4.5 "Participant." A Participant is an Employee or consultant of the Company or any Subsidiary to whom a Stock Incentive is granted.

         4.6 "Stock Option." A Stock Option is the right granted under the Plan to an Employee or consultant to purchase, at such time or times and at such price or prices (the "Option Price") as are determined by the Committee, the number of shares of Common Stock determined by the Committee.

5.       Eligibility and Participation

         Grants of ISOs, NSOs and SARs may be made to Employees of the Company or any Subsidiary. Grants of NSOs and SARs may be made to consultants to the Company or any Subsidiary. The Committee shall from time to time determine the Participants to whom Stock Incentives shall be granted, the number of shares of Common Stock subject to each Stock Incentive and the terms and provisions of all Stock Incentives, all as provided in this Plan.


6.       Terms of Stock Options

         6.1 Maximum Number. The maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Incentives shall be 2,000,000 shares. If a Stock Option or SAR expires or terminates for any reason without being exercised in full, the unpurchased shares of Common Stock subject to such Stock Option or the shares to which the SAR is not exercised shall again be available for purposes of the Plan. To the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its parent and Subsidiaries exceeds $100,000, such options shall be treated as options which are not ISOs. During any calendar year, no employee or consultant shall be granted any Stock Incentives that relate to more than 200,000 shares of Common Stock.

         6.2 Price. The Option Price per share of any ISO shall be not less than the Fair Market Value of a share of Common Stock on the date on which the Stock Option is granted. With respect to each grant of a NSO, the Option Price per share shall not be less than 50% of the fair market value of a share of Common Stock on the date on which the Stock Option is granted. If an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or Subsidiary of the Company, the Option Price per share of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted, and such ISO shall not be exercisable after five years after the date on which it was granted. Each Stock Option shall be evidenced by a written agreement (an "Option Agreement") containing such terms and provisions as the Committee may determine, subject to the provisions of the Plan.

         6.3 Time of Exercise. Subject to the provisions of the Plan, the Committee, in its discretion, shall determine the time when a Stock Incentive, or a portion of a Stock Incentive, shall become exercisable, and the time when a Stock Incentive, or a portion of a Stock Incentive, shall expire. Each Stock Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, including, without limitation, the surrender of another Stock Option or stock award, and in such amounts, as the Committee shall specify in the particular Option Agreement. Notwithstanding the foregoing, subsequent to the grant of a Stock Option, the Committee, at any time before complete termination of such Stock Option, may accelerate the time or times at which such Stock Option may be exercised in whole or in part. The Company may also require as a condition of exercise that the Participant will agree, if requested by the Company in connection with a public offering of the Company's securities, to adhere to lock-up arrangements between the Company and an underwriter involved in such public offering.

         6.4 Term. A Stock Option shall have such term as the Committee shall determine, except that no ISO shall be exercisable after the expiration of ten years from the date such Stock Option is granted or five years if required by section 422 of the Code or any successor provision.

         6.5 Payment. Payment for all shares purchased pursuant to exercise of a Stock Option shall be made in cash or, if the Option Agreement so provides, by delivery of Common Stock of the Company valued at its Fair Market Value on the date of delivery. Subject to the provisions of section 6.7, such payment shall be made at the time that the Stock Option or any part thereof is exercised, and no shares of Common Stock shall be issued or delivered until full payment therefor has been made.

         6.6 Withholding. Whenever the Company is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If a Participant surrenders shares of Common Stock acquired pursuant to the exercise of an ISO in payment of the option price of a Stock Option and such surrender constitutes a disqualifying disposition for purposes of obtaining ISO treatment under the Code, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and local withholding tax requirements. A recipient may elect with respect to any Stock Option (other than an ISO) or SAR which is paid in whole or part in stock to surrender or authorize the Company to withhold shares of Common Stock (valued at their fair market value on the date of surrender or withholding of such shares) in satisfaction of all such withholding requirements in accordance with any rules established by the Committee, including such rules required to satisfy Section 16 of the Securities Exchange Act of 1934 (the "Act"), or any successor provision.

         6.7 Special Procedure for Certain Credit Assisted Transactions. To the extent not inconsistent with the other terms and conditions of the particular Option Agreement or any other agreement between the Participant and the Company and to the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 or any successor rule, if applicable, any Participant desiring to obtain credit from a broker, dealer or other "creditor" as defined in Regulation T issued by the Board of Governors of the Federal Reserve System (provided such broker, dealer or creditor has been approved by the Committee) to assist in exercising a Stock Option may deliver to such creditor a written exercise notice executed by such holder with respect to such Stock Option, together with written instructions to the Company to deliver the Common Stock issued upon such exercise of the Stock Option to the creditor for deposit into an account designated by the Participant. Upon receipt of such exercise notice and instructions in a form acceptable to the Company, the Company shall confirm to the creditor that it will deliver to the creditor on behalf of the Participant the Common Stock issued upon such exercise of the Stock Option and covered by such instructions promptly following receipt of the exercise price from the creditor. To the extent not inconsistent with the provisions of section 422 of the Code or any successor provision or the provisions of Rule 16b-3 or any successor rule, if applicable, upon written request, the Company may in its discretion, but shall not be obligated to, deliver to the creditor on behalf of the Participant shares of Common Stock resulting from such a credit assisted exercise prior to receipt of the exercise price for such shares if the creditor has delivered to the Company, in addition to the other documents contemplated by this section 6.7, the creditor's written agreement to pay the Company such exercise price in cash within three days after delivery of such shares. The credit assistance contemplated by this section 6.7 may include a margin loan by the creditor secured by the Common Stock purchased upon exercise of a Stock Option or an immediate sale of some or all of such Common Stock by the creditor to obtain or recover the exercise price which the creditor has committed to pay to the Company on behalf of the Participant.

         6.8 Termination of Employment or Death. Upon any termination of employment of the Participant for any reason other than death or disability, except as otherwise provided in the particular Option Agreement, and except as otherwise provided in section 16(a) with respect to termination for cause, any Stock Option held at the date of such employment termination may, to the extent exercisable, be exercised within three months after the date of such employment termination. Upon any termination of employment of the Participant by reason of disability, within the meaning of section 22(e)(3) of the Code or any successor provision, except as otherwise provided in the particular Option Agreement, any Stock Option held at the date of such employment termination may, to the extent exercisable, be exercised within twelve months after the date of such employment termination. If the Participant dies, except as otherwise provided in the particular Option Agreement, any Stock Option held at the date of death may, to the extent exercisable, be exercised by a legatee or legatees of the Participant under the Participant's last will, or by the Participant's personal representatives or distributees, within twelve months after the Participant's death. This section 6.8 shall not extend the term of the Stock Option specified pursuant to section 6.4. For purposes of this section 6.8, employment of a Participant shall not be deemed terminated so long as the Participant is employed by the Company, by a Subsidiary or by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Stock Option of the Participant in a transaction to which section 424(a) of the Code or any successor provision is applicable. For purposes of this section 6.8, the extent to which a Stock Option is exercisable shall be determined as of the date of termination of employment. This section 6.8 shall not apply to a consultant unless, and only to the extent, determined by the Committee and specified in the particular Option Agreement.

         6.9 Changes in Capitalization; Merger; Liquidation. The number of shares of Common Stock as to which Stock Options and SARs may be granted, the number of shares covered by each outstanding Stock Option and SAR, and the price per share of each outstanding Stock Option or used in determining the amount payable upon exercise of each outstanding SAR shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or combination of shares or the payment of a stock dividend in shares of Common Stock to holders of outstanding shares of Common Stock or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation (other than as a subsidiary of another corporation), recapitalization, reclassification of shares or similar reorganization, the holder of each outstanding Stock Option shall be entitled to purchase, at the same times and upon the same terms and conditions as are then provided in the Stock Option, the number and class of shares of stock or other securities to which a holder of the number of shares of Common Stock subject to the Stock Option at the time of such transaction would have been entitled to receive as a result of such transaction, and a corresponding adjustment shall be made in connection with determining the value of each outstanding SAR. In the event of any such changes in capitalization of the Company, the Committee may make such additional adjustments in the number and class of shares of Common Stock or other securities with respect to which outstanding Stock Options and SARs are exercisable and with respect to which future Stock Incentives may be granted as the Committee in its sole discretion shall deem equitable or appropriate, subject to the provisions of section 16 hereof, to prevent dilution or enlargement of rights. Any adjustment pursuant to this section 6.9 may provide, in the Committee's discretion, for the elimination of any fractional shares that might otherwise become subject to any Stock Incentive without payment therefor. In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the stock or all or substantially all of the assets of the Company, a direct or indirect merger or consolidation in which the Company is not the surviving corporation or survives only as a subsidiary of another corporation, or any other transaction having a similar result or effect, each outstanding Stock Incentive shall terminate except to the extent that another corporation assumes such Stock Incentive or substitutes another stock incentive therefor. In the event of a change of the Company's shares of Common Stock with $0.001 par value into the same number of shares with no par value or a different par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan. Except as expressly provided in this section 6.9, the holder of a Stock Option or SAR shall have no rights by reason of any subdivision or combination of shares of Common Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock of any class or by reason of any dissolution, liquidation, merger or consolidation or distribution to the Company's shareholders of assets or stock of another corporation. Except as expressly provided herein, any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any Stock Incentive. The existence of the Plan and the Stock Incentives granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Common Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

7.       SARs

         Subject to the following provisions, all SARs shall be in such form and upon such terms and conditions as the Committee in its discretion may from time to time determine.

         7.1 Award. SARs may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option or not in connection with a Stock Option. An SAR shall entitle the grantee to receive upon exercise the excess of (a) the fair market value of a specified number of shares of the Common Stock at the time of exercise over (b) a specified price which shall be not less than the Stock Option exercise price in the case of an SAR granted in connection with a previously or contemporaneously granted Stock Option, or in the case of any other SAR not less than 50% of the Fair Market Value of the Common Stock at the time the SAR was granted.

         7.2 Terms. An SAR shall be granted for a period of not less than one year nor more than ten years, and shall be exercisable in whole or in part, at such time or times during its term and subject to terms and conditions as shall be prescribed by the Committee at the time of grant and to all of the following:

                  (a) Except as otherwise provided in the particular SAR agreement, no SAR shall be exercisable in whole or in part during the first six months of its term. Notwithstanding the foregoing, subsequent to the grant of an SAR, the Committee, at any time before complete termination of such SAR, may accelerate the time or times at which such SAR may be exercised in whole or in part.

                  (b) Except as otherwise provided in the particular SAR agreement, SARs will be exercisable only during a Participant's employment by the Company or one of its Subsidiaries, or within thirty days following the termination of such employment, except as otherwise provided in section 16(a) with respect to termination for cause. Except as otherwise provided in the particular SAR agreement, if the grantee of an SAR dies, the grantee's legal successor shall have the right to exercise the SAR during its term and not longer than thirty days after death of the grantee. SARs may contain such other limitations with respect to the time when such rights may be exercised as the Committee may determine and such limitations may vary. This section 7.2(b) shall not apply to a consultant unless, and only to the extent, determined by the Committee and specified in the particular SAR agreement.

         7.3 Payment. Upon exercise of an SAR, payment shall be made in cash or Common Stock (at Fair Market Value on the date of exercise) as provided in the particular SAR agreement or, in the absence of such provision, as the Committee may determine.

8.       Special Provisions for Certain Substitute Options

         Any Stock Option issued by the Company pursuant to the Plan in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which section 424(a) of the Code or any successor provision is applicable, may provide for an exercise price computed in accordance with such Code section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Stock Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.

9.       No Contract of Employment; Leaves of Absence

         Nothing in this Plan shall confer upon a Participant the right to continue in the employ of the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company, or any such Subsidiary, to discharge a Participant at any time for any reason whatsoever, with or without cause. Nothing in this Plan or any Stock Incentive shall effect any rights or obligations of the Company or any Participant under any written contract of employment. Except as otherwise provided by law or regulation with respect to ISOs, the Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of such leave of absence on Stock Incentives previously granted to a holder who takes a leave of absence.

10.      No Rights as a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares of Common Stock subject to a Stock Option. Except as provided in section 6.9, no adjustment shall be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of a Stock Option by reason of any dividend, distribution or other right granted to stockholders for which the record date is prior to the date of exercise of the Participant's Stock Option.

11.      Compliance with Code; Compliance with Rule 16b-3

         All ISOs granted under this Plan are intended to comply with section 422 and, to the extent applicable, section 424 of the Code or any successor provision, and all provisions of this Plan and all ISOs granted hereunder shall be construed in such manner as to effectuate that intent. With respect to persons subject to Section 16 of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.      Assignability

         No Stock Incentive granted under this Plan shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and Stock Incentives issued to a Participant are exercisable during his lifetime only by him.

13.      Corporate Transactions

         At least ten (10) days prior to the consummation of a Corporate Transaction, the Company shall give Participants written notice of the proposed Corporate Transaction, and, unless otherwise provided in the particular Stock Option or SAR agreement, the vesting schedules of all Stock Incentives shall be accelerated so that all of the Stock Incentives outstanding under this Plan immediately prior to the consummation of the Corporate Transaction shall for all purposes under this Plan, become exercisable as of such time; provided however, that any exercise of such Stock Incentive shall be conditioned upon the consummation of such transaction. All Stock Incentives, to the extent not previously exercised, shall terminate upon the consummation of such Corporate Transaction, except to the extent that another corporation assumes such Stock Incentives or substitutes other stock incentives therefor.

14.      Nonexclusivity of the Plan

         Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board of Directors to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board of Directors may deem appropriate or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to Employees generally, or to any class or group of Employees, which the Company or a Subsidiary has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term incentive plans.

15.      Restrictions on Delivery and Sale of Shares

         Each Stock Incentive granted under the Plan is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Stock Incentive upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Stock Incentive or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Stock Incentive may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under Stock Incentives then outstanding, the Committee may require, as a condition of exercise of any Stock Incentive, that the Participant represent, in writing, that the shares received pursuant to the Stock Incentive are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may endorse on certificates representing shares delivered pursuant to a Stock Incentive such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

16.      Termination and Amendment of the Plan

         The Plan may be terminated, modified or amended by the stockholders or the Board of Directors of the Company; provided, however, that:

                  (a) no such termination, modification or amendment without the consent of the holder of a Stock Incentive shall adversely affect his rights under such Stock Incentive, except the Committee may terminate a particular Stock Incentive if the employment of the holder of the Stock Incentive is terminated for cause; and

                  (b) any modification or amendment which would require shareholder approval in order for the Plan to continue to meet the requirements of Rule 16b-3 or any successor rule, if Rule 16b-3 or any successor rule is applicable, or any other legal or regulatory requirements, shall be effective only if it is approved by the shareholders of the Company in the manner required thereby.

17.      Effective Date

         This Plan was adopted by the Board of Directors and became effective on April 16, 1998, subject to the approval of the Company's stockholders within twelve months thereafter. All ISOs must be granted within ten years from April 16, 1998.



                                    * * * * *

       This Proxy Is Solicited By And On Behalf Of The Board of Directors

                          LIFESTREAM TECHNOLOGIES, INC.

            Proxy -- Annual Meeting of Stockholders -- June 18, 1998


The undersigned, revoking all previous proxies, hereby appoint(s) Christopher Maus as Proxy, with full power of substitution, to represent and to vote all Common Stock of Lifestream Technologies, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held in Hayden Lake Country Club located at 1800 Bozanta Drive, Hayden Lake, Idaho, on June 18, 1998 at 8:30 A.M., including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

1.       ELECTION OF DIRECTORS.  Nominees:

         Christopher Maus        Robert Boyle                 Michael Crane                      William Gridley
         John Trenary

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

                  [   ]   WITHHOLDING AUTHORITY to vote for all nominees listed
                          above

         2. Proposal to adopt the 1998 Stock Option Plan.

                  [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

         3.       To ratify the appointment of independent auditors

                  [  ]  FOR      [  ]  AGAINST       [  ]  ABSTAIN

The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

         The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time prior to the Annual Meeting. If you received more than one proxy card, please date, sign and return all cards in the accompanying envelope.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




                               ------------------------------------------------
                               Signature


                               ------------------------------------------------
                               Signature If Held Jointly


                               ------------------------------------------------
                               (Please Print Name)


                               ------------------------------------------------
                               Number of Shares Subject to Proxy


Dated:  ________________________, 1998


         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.